UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 West Washington Street Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2023, the Board of Directors (the “Board”) of Simon Property Group, Inc. (the “Company”), upon the recommendation of its Governance and Nominating Committee (the “Committee”) appointed Mr. Randall J. Lewis to the Board, effective as of March 21, 2023, to serve for the balance of the term expiring at the Company’s 2023 annual meeting of stockholders. In connection with such action, the Board increased its size from 14 to 15 members. As of the date of this filing, Mr. Lewis’s committee appointments have not yet been determined. The Committee and the Board have determined that Mr. Lewis is independent under the requirements of the New York Stock Exchange, and there are no arrangements or understandings between Mr. Lewis and any other persons pursuant to which Mr. Lewis was appointed a director of the Company. Mr. Lewis does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Lewis will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023 and incorporated herein by reference. In addition, the Company expects that Mr. Lewis will enter into the Company’s standard form of director indemnity agreement, which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 13, 1998 and is incorporated herein by reference.

On March 20, 2023, Board members Karen N. Horn, Ph.D. and J. Albert Smith, Jr. notified the Company that they are retiring from the Board, and therefore, will not stand for reelection, effective as of the date of the Company’s upcoming 2023 annual meeting of stockholders on May 4, 2023. Neither Ms. Horn’s nor Mr. Smith’s retirement is due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A copy of the Company’s press releases announcing the appointment of Mr. Lewis and the retirement of Ms. Horn and Mr. Smith are attached hereto as Exhibits 99.1 and 99.2, and the information set forth therein is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated March 23, 2023

99.2	Press release dated March 23, 2023

104	Cover Page Interactive Data File (embedded the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 23, 2023

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel